Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,424.10
Total Transaction Valuation	61,000,000.00
Total Offset Amount	0.00
Net Fee	$ 8,424.10